Effective February 3 2010 the
Companys Name and par value
Changed to Technicolor par value
0.1000.

EXHIBIT A
[The Receipts issued in respect of
Partial Entitlement American
Depositary Shares shall bear the
following legend on the face of the
Receipt This Receipt evidences
American Depositary Shares
representing partial entitlement
ordinary shares of Thomson S.A. and
as such do not entitle the holders
thereof to the same pershare
distributions and entitlements as
other ordinary shares which are full
entitlement ordinary shares issued
and outstanding at such time. The
American Depositary Shares
represented by this Receipt shall
entitle holders to distributions and
entitlements identical to other
American Depositary Shares upon
designation by the Company of the
Ordinary Shares represented by such
American Depositary Shares as full
entitlement ordinary shares.

No.
	AMERICAN DEPOSITARY SHARESEach
Ameican Depositary Share represents
one depsited Share

THE BANK OF NEW YORK
AMERICAN DEPOSITARY
RECEIPT
FOR ORDINARY SHARES
PAR VALUE 3.75 EACH OF
THOMSON S.A.
ORGANIZED UNDER THE
LAWS OF THE REPUBLIC OF
FRANCE
            The Bank of New
York as depositary herein called the
Depositary hereby certifies that  or
registered assigns IS THE OWNER
OF
AMERICAN DEPOSITARY
SHARES
representing deposited ordinary
shares herein called Shares of
Thomson S.A. a societe anonyme
organized under the laws of the
Republic of France herein called the
Company.  At the date hereof each
American Depositary Share
represents one Share deposited or
subject to deposit under the Deposit
Agreement as such term is
hereinafter defined at the principal
Paris office of Banque Nationale de
Paris herein called the Custodian.
The Depositarys Corporate Trust
Office is located at a different
address than its principal executive
office. Its Corporate Trust Office is
located at 101 Barclay Street New
York N.Y. 10286 and its principal
executive office is located at One
Wall Street New York N.Y. 10286.
THE DEPOSITARYS
CORPORATE TRUST OFFICE
ADDRESS IS
101 BARCLAY STREET NEW
YORK N.Y. 10286


1.	THE DEPOSIT
AGREEMENT.
            This American
Depositary Receipt is one of an issue
herein called Receipts all issued and
to be issued upon the terms and
conditions set forth in the amended
and restated deposit agreement dated
as of  2005 as the same may be
amended from time to time in
accordance with its terms the
Deposit Agreement by and among
the Company the Depositary and all
Owners and Beneficial Owners from
time to time of American Depositary
Shares issued thereunder each of
whom by accepting American
Depositary Shares or any beneficial
interest therein agrees to become a
party thereto and become bound by
all the terms and conditions thereof.
The Deposit Agreement sets forth
the rights of Owners and Beneficial
Owners and the rights and duties of
the Depositary in respect of the
Shares deposited thereunder and any
and all other securities property and
cash from time to time received in
respect of such Shares and held
thereunder such Shares securities
property and cash are herein called
Deposited Securities.  Copies of the
Deposit Agreement are on file at the
Depositarys Corporate Trust Office
in New York City and at the office of
the Custodian.
            The statements made
on the face and reverse of this
Receipt are summaries of certain
provisions of the Deposit Agreement
and are qualified by and subject to
the detailed provisions of the Deposit
Agreement to which reference is
hereby made.  Capitalized terms
defined in the Deposit Agreement
and not defined herein shall have the
meanings set forth in the Deposit
Agreement.
2.	SURRENDER OF
RECEIPTS AND
WITHDRAWAL OF SHARES.
            Upon surrender at the
Corporate Trust Office of the
Depositary of American Depositary
Shares and upon payment of the fee
of the Depositary provided in this
Receipt and subject to the terms and
conditions of the Deposit Agreement
the Companys articles of association
statuts and applicable law and
regulation the Owner of those
American Depositary Shares is
entitled to delivery of the amount of
Deposited Securities at the time
represented by those American
Depositary Shares as follows a
delivery of Shares  to an account in
the name of such Owner or such
name as shall be designated by such
Owner maintained by the Company
or the Foreign Registrar if applicable
in the case of Shares in registered
form or maintained by an accredited
financial institution in the case of
Shares in bearer form of the amount
of Deposited Securities at the time
represented by surrendered
American Depositary Shares and b
delivery of any  other securities
property and cash to which such
Owner is then entitled in respect of
those American Depositary Shares to
such Owner as ordered by such
Owner.  Such delivery will be made
at the option of the Owner hereof
either at the office of the Custodian
or at the Corporate Trust Office of
the Depositary.
3.	TRANSFERS SPLITUPS
AND COMBINATIONS OF
RECEIPTS.
            Transfers of
American Depositary Shares may be
registered on the books of the
Depositary by the Owner in person
or by a duly authorized attorney
upon surrender of those American
Depositary Shares properly endorsed
for transfer or accompanied by
proper instruments of transfer in the
case of a Receipt or pursuant to a
proper instruction in the case of
uncertificated American Depositary
Shares and funds sufficient to pay
any applicable transfer taxes and the
expenses of the Depositary and upon
compliance with such regulations if
any as the Depositary may establish
for such purpose. This Receipt may
be split into other such Receipts or
may be combined with other such
Receipts into one Receipt evidencing
the same aggregate number of
American Depositary Shares as the
Receipt or Receipts surrendered. The
Depositary upon surrender of a
Receipt for the purpose of
exchanging for uncertificated
American Depositary Shares shall
cancel that Receipt and send the
Owner a statement confirming that
the Owner is the Owner of
uncertificated American Depositary
Shares. The Depositary upon receipt
of a proper instruction from the
Owner of uncertificated American
Depositary Shares for the purpose of
exchanging for certificated American
Depositary Shares shall execute and
deliver to the Owner a Receipt
evidencing those American
Depositary Shares. As a condition
precedent to the delivery or
registration of transfer of American
Depositary Shares or splitup or
combination of any Receipt or
surrender of any American
Depositary Shares or withdrawal of
any Deposited Securities the
Depositary the Custodian or
Registrar may require payment from
the depositor of the Shares or the
presenter of the Receipt or
instruction for registration of transfer
or surrender of American Depositary
Shares not evidenced by a Receipt of
a sum sufficient to reimburse it for
any tax or other governmental charge
and any stock transfer or registration
fee with respect thereto including
any such tax or charge and fee with
respect to Shares being deposited or
withdrawn and payment of any
applicable fees as provided in the
Deposit Agreement may require the
production of proof satisfactory to it
as to the identity and genuineness of
any signature and may also require
compliance with any regulations the
Depositary may establish consistent
with the provisions of the Deposit
Agreement.
            The delivery of
American Depositary Shares against
deposit of Shares generally or
against deposit of particular Shares
may be suspended or the transfer of
American Depositary Shares in
particular instances may be refused
or the registration of transfer of
outstanding American Depositary
Shares generally may be suspended
during any period when the transfer
books of the Depositary are closed or
if any such action is deemed
necessary or advisable by the
Depositary or the Company at any
time or from time to time because of
any requirement of law or of any
government or governmental body or
commission or under any provision
of the Deposit Agreement or for any
other reason subject to the provisions
of the following sentence.
Notwithstanding anything to the
contrary in the Deposit Agreement or
this Receipt the surrender of
outstanding Receipts and withdrawal
of Deposited Securities may not be
suspended subject only to i
temporary delays caused by closing
the transfer books of the Depositary
or the Company or the Foreign
Registrar if applicable or the deposit
of Shares in connection with voting
at a shareholders meeting or the
payment of dividends ii the payment
of fees taxes and similar charges and
iii compliance with any U.S. or
foreign laws or governmental
regulations relating to the Receipts
or to the withdrawal of the Deposited
Securities.  Without limitation of the
foregoing the Depositary shall not
knowingly accept for deposit under
the Deposit Agreement any Shares x
which would be required to be
registered under the provisions of the
Securities Act of 1933 for the public
offer and sale thereof in the United
States unless a registration statement
is in effect as to such Shares for such
offer and sale or y the deposit of
which would infringe any provisions
of the Companys statuts.
4.	LIABILITY OF OWNER
OR BENEFICIAL OWNER FOR
TAXES.
            If any tax or other
governmental charge shall become
payable with respect to any
American Depositary Shares or any
Deposited Securities represented by
any American Depositary Shares
such tax or other governmental
charge shall be payable by the
Owner or Beneficial Owner of such
American Depositary Shares to the
Depositary. The Depositary may
refuse to register any transfer of
those American Depositary Shares or
any withdrawal of Deposited
Securities represented by those
American Depositary Shares until
such payment is made and may
withhold any dividends or other
distributions or may sell for the
account of the Owner or Beneficial
Owner hereof any part or all of the
Deposited Securities represented by
those American Depositary Shares
and may apply such dividends or
other distributions or the proceeds of
any such sale in payment of such tax
or other governmental charge and the
Owner or Beneficial Owner of those
American Depositary Shares shall
remain liable for any deficiency.
5.	WARRANTIES ON
DEPOSIT OF SHARES.
            Every person
depositing Shares under the Deposit
Agreement shall be deemed thereby
to represent and warrant that such
Shares are validly issued fully paid
nonassessable and were not issued in
violation of any preemptive or
similar rights of the holders of
outstanding Shares and that the
person making such deposit is duly
authorized so to do. Every such
person shall also be deemed to
represent that such Shares are not
and American Depositary Shares
representing such Shares would not
be Restricted Securities. Such
representations and warranties shall
survive the deposit of Shares and
delivery of American Depositary
Shares.
6.	FILING PROOFS
CERTIFICATES AND OTHER
INFORMATION.
            Any person
presenting Shares for deposit or any
Owner or Beneficial Owner may be
required from time to time to file
with the Depositary or the Custodian
such proof of citizenship or
residence date of birth or
incorporation holdings of American
Depositary Shares exchange control
approval or such information relating
to the registration on the books of the
Company or the Foreign Registrar if
applicable to execute such
certificates and to make such
representations and warranties as the
Depositary may deem necessary or
proper or as the Company may
reasonably require by written request
to the Depositary.
            Each Owner agrees
upon request of the Depositary to
seek from each Beneficial Owner of
American Depositary Share
registered in the name of such Owner
the proof or other  information listed
above with respect to such Beneficial
Owner. Each Beneficial Owner
agrees to promptly provide such
information and each Owner agrees
to promptly forward such
information to the Depositary.
            The Depositary may
withhold the delivery or registration
of transfer of American Depositary
Shares or the distribution of any
dividend or sale or distribution of
rights or of the proceeds thereof or
the delivery of any Deposited
Securities until such proof or other
information is filed or such
certificates are executed or such
representations and warranties made.
            The Depositary shall
provide the Company upon the
Companys written request and as
promptly as practicable with copies
of any such proofs other information
and certificates which it receives to
the extent permitted by applicable
law.  If the Depositary the Owners or
the Beneficial Owners as the case
may be does not provide the
requested proof or  information to
the Company within the time
permitted by applicable law and
regulations or has provided
incomplete or erroneous information
the Shares with respect to which
information is missing or incomplete
may be deprived of the right to vote
at all shareholders meetings that may
be held until proper identification is
provided and the payment of the
dividend on such Shares may be
withheld until such date.
7.	CHARGES OF
DEPOSITARY.
            The Company agrees
to pay the fees reasonable expenses
and outofpocket charges of the
Depositary and those of any
Registrar only in accordance with
agreements in writing entered into
between the Depositary and the
Company from time to time. The
Depositary shall present its statement
for such charges and expenses if any
to the Company once every three
months. The charges and expenses of
the Custodian are for the sole
account of the Depositary.
            The following charges
shall be incurred by any party
depositing or withdrawing Shares or
by any party surrendering American
Depositary Shares or to whom
American Depositary Shares are
issued including without limitation
issuance pursuant to a stock dividend
or stock split declared by the
Company or an exchange of stock
regarding the American Depositary
Shares or Deposited Securities or a
distribution of Receipts pursuant to
Section 4.03 of the Deposit
Agreement or by Owners as
applicable 1 taxes and other
governmental charges 2 such
registration fees as may from time to
time be in effect for the registration
of transfers of Shares generally on
the Share register of the Company or
Foreign Registrar and applicable to
transfers of Shares to the name of the
Depositary or its nominee or the
Custodian or its nominee on the
making of deposits or withdrawals
under the terms of the Deposit
Agreement 3 such cable telex and
facsimile transmission expenses as
are expressly provided in the Deposit
Agreement 4 such expenses as are
incurred by the Depositary in the
conversion of foreign currency
pursuant to Section 4.05 of the
Deposit Agreement 5 a fee of 5.00
or less per 100 American Depositary
Shares or portion thereof for the
delivery of American Depositary
Shares pursuant to Section 2.03 4.03
or 4.04 of the Deposit Agreement
and the surrender of American
Depositary Shares pursuant to
Section 2.05 or 6.02 of the Deposit
Agreement 6 a fee of .02 or less per
American Depositary Share or
portion thereof for any cash
distribution made pursuant to
Sections 4.01 through 4.04 of the
Deposit Agreement 7 a fee for the
distribution of securities pursuant to
Section 4.02 of the Deposit
Agreement such fee being in an
amount equal to the fee for the
execution and delivery of American
Depositary Shares referred to above
which would have been charged as a
result of the deposit of such
securities for purposes of this
clause 7 treating all such securities as
if they were Shares but which
securities are instead distributed by
the Depositary to Owners 8  a fee of
$.02 or less per American Depositary
Share or portion thereof for
depositary services which will accrue
on the last day of each calendar year
and will be payable as provided in
clause 9 below provided however
that no fee will be assessed under
this clause 8 to the extent that a fee
of $.02 was charged pursuant to
clause 6 above during that calendar
year and 9 any other charges payable
by the Depositary any of the
Depositarys agents including the
Custodian or the agents of the
Depositarys agents in connection
with the servicing of Shares or other
Deposited Securities which charge
shall be assessed against Owners as
of the date or dates set by the
Depositary in accordance with
Section 4.06 of the Deposit
Agreement and shall be collected at
the sole discretion of the Depositary
by billing such Owners for such
charge or by deducting such charge
from one or more cash dividends or
other cash distributions.
            The Depositary
subject to the Companys statuts and
Article 8 hereof may own and deal in
any class of securities of the
Company and its affiliates and in
American Depositary Shares.
8.	PRERELEASE OF
RECEIPTS.
            Unless requested in
writing by the Company to cease
doing so the Depositary may in
accordance with Section 2.09 of the
Deposit Agreement and
notwithstanding Section 2.03 thereof
deliver American Depositary Shares
prior to the receipt of Shares
pursuant to Section 2.02 of the
Deposit Agreement a PreRelease.
The Depositary may pursuant to
Section 2.05 of the Deposit
Agreement deliver Shares upon the
surrender of American Depositary
Shares that have been PreReleased
whether or not such cancellation is
prior to the termination of such
PreRelease or the Depositary knows
that such American Depositary
Shares have been PreReleased. The
Depositary may receive American
Depositary Shares in lieu of Shares
in satisfaction of a PreRelease. Each
PreRelease will be a preceded or
accompanied by a written
representation from the person to
whom American Depositary Shares
or Shares are to be delivered that
such person or its customer owns the
Shares or American Depositary
Shares to be remitted as the case may
be b at all times fully collateralized
with cash or such other collateral as
the Depositary deems appropriate c
terminable by the Depositary on not
more than five 5 business days notice
and d subject to such further
indemnities and credit regulations as
the Depositary deems appropriate.
The number of Shares represented by
American Depositary Shares which
are outstanding at any time as a
result of PreReleases will not
normally exceed thirty percent 30
of the Shares deposited under the
Deposit Agreement provided
however that the Depositary reserves
the right to change or disregard such
limit from time to time as it deems
reasonably appropriate and agrees to
inform the Company in such event.
            The Depositary may
retain for its own account any
compensation received by it in
connection with the foregoing.
9.	TITLE TO RECEIPTS.
            It is a condition of
this Receipt and every successive
Owner and Beneficial Owner of this
Receipt by accepting or holding the
same consents and agrees that title to
this Receipt when properly endorsed
or accompanied by proper
instruments of transfer is transferable
by delivery with the same effect as in
the case of a negotiable instrument
under the laws of New York
provided however that the
Depositary notwithstanding any
notice to the contrary may treat the
person in whose name this Receipt is
registered on the books of the
Depositary as the absolute owner
hereof for the purpose of
determining the person entitled to
distribution of dividends or other
distributions or to any notice
provided for in the Deposit
Agreement or for all other purposes.
10.	VALIDITY OF RECEIPT.
            This Receipt shall not
be entitled to any benefits under the
Deposit Agreement or be valid or
obligatory for any purpose unless
this Receipt shall have been executed
by the Depositary by the manual or
facsimile signature of a duly
authorized signatory of the
Depositary and if a Registrar for the
Receipts shall have been appointed
countersigned by the manual
signature of a duly authorized officer
of the Registrar.
11.	REPORTS INSPECTION
OF TRANSFER BOOKS.
            The Company is
subject to the periodic reporting
requirements of the Securities
Exchange Act of 1934 and
accordingly files certain reports with
the Commission. Such reports will
be available for inspection and
copying by Owners and Beneficial
Owners at the public reference
facilities maintained by the
Commission located at 450 Fifth
Street N.W. Washington D.C. 20549.
            The Depositary will
make available for inspection by
Owners at its Corporate Trust Office
any reports and communications
including any proxy soliciting
material received from the Company
which are both a received by the
Depositary as the holder of the
Deposited Securities and b made
generally available to the holders of
such Deposited Securities by the
Company. The Depositary will also
send to Owners copies of such
reports when furnished by the
Company pursuant to the Deposit
Agreement. Any such reports and
communications including any such
proxy soliciting material furnished to
the Depositary by the Company or a
summary thereof shall be furnished
in English to the extent such
materials are required to be
translated or summarized into
English pursuant to any regulations
of the Commission.
            The Depositary will
keep books at its Corporate Trust
Office for the registration of
American Depositary Shares and
transfers of American Depositary
Shares which at all reasonable times
shall be open for inspection by the
Owners provided that such
inspection shall not be for the
purpose of communicating with
Owners in the interest of a business
or object other than the business of
the Company or a matter related to
the Deposit Agreement or the
American Depositary Shares.
12.	DIVIDENDS AND
DISTRIBUTIONS.
            Whenever the
Depositary receives any cash
dividend or other cash distribution
on any Deposited Securities the
Depositary will if at the time of
receipt thereof any amounts received
in a foreign currency can in the
judgment of the Depositary be
converted on a reasonable basis into
United States dollars transferable to
the United States and subject to the
Deposit Agreement convert as
promptly as practicable such
dividend or distribution into dollars
and will distribute as promptly as
practicable the amount thus received
net of the fees and expenses of the
Depositary as provided in
Section 5.09 of the Deposit
Agreement to the Owners entitled
thereto provided however that in the
event that the Company or the
Depositary is required to withhold
and does withhold from any cash
dividend or other cash distribution in
respect of any Deposited Securities
an amount on account of taxes the
amount distributed to the Owners of
the American Depositary Shares
representing such Deposited
Securities shall be reduced
accordingly.
            Subject to the
provisions of Sections 4.11 and 5.09
of the Deposit Agreement whenever
the Depositary receives any
distribution other than a distribution
described in Section 4.01 4.03 or
4.04 of the Deposit Agreement the
Depositary will after consultation
with the Company cause the
securities or property received by it
to be distributed to the Owners
entitled thereto in any manner that
the Depositary may deem equitable
and practicable for accomplishing
such distribution provided however
that if in the opinion of the
Depositary such distribution cannot
be made proportionately among the
Owners of Receipts entitled thereto
or if for any other reason the
Depositary reasonably deems such
distribution not to be feasible the
Depositary may after consultation
with the Company to the extent
practicable adopt such method as it
may deem equitable practicable and
lawful for the purpose of effecting
such distribution including but not
limited to the public or private sale
of the securities or property thus
received or any part thereof and the
net proceeds of any such sale net of
the fees and expenses of the
Depositary as provided in
Section 5.09 of the Deposit
Agreement will be distributed by the
Depositary to the Owners of
Receipts entitled thereto all in the
manner and subject to the conditions
described in Section 4.01 of the
Deposit Agreement.
            If any distribution
consists of a dividend in or free
distribution of Shares the Depositary
may and shall if the Company shall
so request in writing deliver as
promptly as practicable to the
Owners entitled thereto an aggregate
number of American Depositary
Shares representing the amount of
Shares received as such dividend or
free distribution subject to the terms
and conditions of the Deposit
Agreement with respect to the
deposit of Shares and the issuance of
American Depositary Shares
including the withholding of any tax
or other governmental charge as
provided in Section 4.11 of the
Deposit Agreement and the payment
of the fees and expenses of the
Depositary as provided in
Section 5.09 of the Deposit
Agreement.  The Depositary may
withhold any such delivery of
American Depositary Shares if it has
not received satisfactory assurances
that such distribution does not
require registration under the
Securities Act of 1933.  In lieu of
delivering fractional American
Depositary Shares in any such case
the Depositary will sell the amount
of Shares represented by the
aggregate of such fractions and
distribute the net proceeds all in the
manner and subject to the conditions
described in Section 4.01 of the
Deposit Agreement. If additional
American Depositary Shares are not
so delivered each American
Depositary Share shall thenceforth
also represent the additional Shares
distributed upon the Deposited
Securities represented thereby.
            In the event that the
Depositary determines that any
distribution in property including
Shares and rights to subscribe
therefor is subject to any tax or other
governmental charge which the
Depositary is obligated to withhold
the Depositary may by public or
private sale dispose of all or a
portion of such property including
Shares and rights to subscribe
therefor in such amounts and in such
manner as the Depositary deems
necessary and practicable to pay any
such taxes or charges and the
Depositary shall distribute the net
proceeds of any such sale after
deduction of such taxes or charges to
the Owners of Receipts entitled
thereto.
13.	RIGHTS.
            In the event that the
Company shall offer or cause to be
offered to the holders of any
Deposited Securities any rights to
subscribe for additional Shares or
any rights of any other nature the
Depositary after consultation with
the Company shall have discretion as
to the procedure to be followed in
making such rights available to any
Owners or in disposing of such rights
on behalf of any Owners and making
the net proceeds available to such
Owners or if by the terms of such
rights offering or for any other
reason the Depositary may not either
make such rights available to any
Owners or dispose of such rights and
make the net proceeds available to
such Owners then the Depositary
shall allow the rights to lapse. If at
the time of the offering of any rights
the Depositary determines in its
discretion that it is lawful and
feasible to make such rights
available to all or certain Owners but
not to other Owners the Depositary
may distribute to any Owner to
whom it determines the distribution
to be lawful and feasible in
proportion to the number of
American Depositary Shares held by
such Owner warrants or other
instruments therefor in such form as
it deems appropriate.
            In circumstances in
which rights would otherwise not be
distributed if an Owner requests the
distribution of warrants or other
instruments in order to exercise the
rights allocable to the American
Depositary Shares of such Owner
hereunder the Depositary will as
promptly as practicable make such
rights available to such Owner upon
written notice from the Company to
the Depositary that a the Company
has elected in its sole discretion to
permit such rights to be exercised
and b such Owner has executed such
documents as the Company has
determined in its sole discretion are
reasonably required under applicable
law.
            If the Depositary has
distributed warrants or other
instruments for rights to all or certain
Owners then upon instruction from
such an Owner pursuant to such
warrants or other instruments to the
Depositary from such Owner to
exercise such rights upon payment
by such Owner to the Depositary for
the account of such Owner of an
amount equal to the purchase price
of the Shares to be received upon the
exercise of the rights and upon
payment of the fees and expenses of
the Depositary and any other charges
as set forth in such warrants or other
instruments the Depositary shall on
behalf of such Owner exercise the
rights and purchase the Shares and
the Company shall cause the Shares
so purchased to be delivered to the
Depositary on behalf of such Owner.
As agent for such Owner the
Depositary will cause the Shares so
purchased to be deposited pursuant
to Section 2.02 of the Deposit
Agreement and shall pursuant to
Section 2.03 of the Deposit
Agreement deliver American
Depositary Shares to such Owner
provided however that in the case of
a distribution pursuant to the
preceding paragraph such deposit
shall be made and depositary shares
shall be delivered under depositary
arrangements which provide for
issuance of depositary shares subject
to the appropriate restrictions on sale
deposit cancellation and transfer
under applicable United States laws.
            If the Depositary
determines in its discretion that it is
not lawful and feasible to make such
rights available to all or certain
Owners it may sell the rights
warrants or other instruments in
proportion to the number of
American Depositary Shares held by
the Owners to whom it has
determined it may not lawfully or
feasibly make such rights available
and allocate the net proceeds of such
sales net of the fees and expenses of
the Depositary as provided in
Section 5.09 of the Deposit
Agreement and all taxes and
governmental charges payable in
connection with such rights and
subject to the terms and conditions of
the Deposit Agreement for the
account of such Owners otherwise
entitled to such rights warrants or
other instruments upon an averaged
or other practical basis without
regard to any distinctions among
such Owners because of exchange
restrictions or the date of delivery of
any American Depositary Shares or
otherwise.
            Except as otherwise
provided in the third preceding
paragraph the Depositary will not
offer rights to Owners unless both
the rights and the securities to which
such rights relate are either exempt
from registration under the Securities
Act of 1933 with respect to a
distribution to all Owners or are
registered under the provisions of
such Act. Nothing in the Deposit
Agreement shall create any
obligation on the part of the
Company to file a registration
statement with respect to such rights
or underlying securities or to
endeavor to have such a registration
statement declared effective. If an
Owner requests the distribution of
warrants or other instruments
notwithstanding that there has been
no such registration under such Act
the Depositary shall not effect such
distribution unless it has received an
opinion from recognized counsel in
the United States for the Company
upon which the Depositary may rely
that such distribution to such Owner
is exempt from such registration.
            The Depositary shall
not be responsible for any failure to
determine that it may be lawful or
feasible to make such rights
available to Owners in general or any
Owner in particular.
14.	CONVERSION OF
FOREIGN CURRENCY.
            Whenever the
Depositary or the Custodian shall
receive foreign currency by way of
dividends or other distributions or
the net proceeds from the sale of
securities property or rights and if at
the time of the receipt thereof the
foreign currency so received can in
the judgment of the Depositary be
converted on a reasonable basis into
Dollars and the resulting Dollars
transferred to the United States the
Depositary shall convert or cause to
be converted as promptly as
practicable by sale or in any other
manner that it may determine in
accordance with applicable law such
foreign currency into Dollars and
such Dollars shall be distributed to
the Owners entitled thereto or if the
Depositary shall have distributed any
warrants or other instruments which
entitle the holders thereof to such
Dollars then to the holders of such
warrants or instruments upon
surrender thereof for cancellation.
Such distribution may be made upon
an averaged or other practicable
basis without regard to any
distinctions among Owners on
account of exchange restrictions the
date of delivery of any Receipt or
otherwise and shall be net of any
expenses of conversion into Dollars
incurred by the Depositary as
provided in Section 5.09 of the
Deposit Agreement.
            If such conversion or
distribution can be effected only with
the approval or license of any
government or agency thereof the
Depositary shall file such application
for approval or license if any as it
may deem desirable provided
however that the Company shall not
be obligated to make any such
filings.
            If at any time the
Depositary shall determine that in its
judgment any foreign currency
received by the Depositary or the
Custodian is not convertible on a
reasonable basis into Dollars
transferable to the United States or if
any approval or license of any
government or agency thereof which
is required for such conversion is
denied or in the reasonable opinion
of the Depositary is not obtainable or
if any such approval or license is not
obtained within a reasonable period
as determined by the Depositary the
Depositary may distribute the foreign
currency or an appropriate document
evidencing the right to receive such
foreign currency received by the
Depositary to or in its discretion may
hold such foreign currency
uninvested and without liability for
interest thereon for the respective
accounts of the Owners entitled to
receive the same.
            If any such
conversion of foreign currency in
whole or in part cannot be effected
for distribution to some of the
Owners entitled thereto the
Depositary may in its discretion
make such conversion and
distribution in Dollars to the extent
permissible to the Owners entitled
thereto and may distribute the
balance of the foreign currency
received by the Depositary to or hold
such balance uninvested and without
liability for interest thereon for the
respective accounts of the Owners
entitled thereto.
15.	RECORD DATES.
            Whenever any cash
dividend or other cash distribution
shall become payable or any
distribution other than cash shall be
made or whenever rights shall be
issued with respect to the Deposited
Securities or whenever the
Depositary shall receive notice of
any meeting of holders of Shares or
other Deposited Securities or
whenever for any reason the
Depositary causes a change in the
number of Shares that are
represented by each American
Depositary Share the Depositary
shall fix a record date which date
shall be to the extent practicable the
same as the record date fixed by the
Company with respect to the Shares
a for the determination of the
Owners of Receipts who shall be
i entitled to receive such dividend
distribution or rights or the net
proceeds of the sale thereof
ii entitled to give instructions for the
exercise of voting rights at any such
meeting or iii responsible for any
fees or charges assessed by the
Depositary pursuant to the Deposit
Agreement or b on or after which
each American Depositary Share will
represent the changed number of
Shares subject to the provisions of
the Deposit Agreement.
16.	VOTING OF DEPOSITED
SECURITIES.
            Subject to applicable
French law and regulations and
subject to the Companys statuts as
amended from time to time upon
receipt from the Company of notice
of any meeting or solicitation of
proxies or consents of holders of
Shares or other Deposited Securities
if requested in writing by the
Company and for this purpose any
written or email communication that
is other than the form of notice of a
shareholders meeting sent by the
Company to its shareholders
generally and that reasonably
indicates a desire by the Company
that the Depositary act under Section
4.07 of the Deposit Agreement shall
be deemed to be a written request by
the Company the Depositary shall as
soon as practicable thereafter mail to
the Owners a an English version of
the notice of such meeting sent by
the Company to the Depositary b a
statement that the Owners as of the
close of business on a specified
record date will be entitled to
forward to the Depositary
instructions from the Beneficial
Owners as to the exercise of the
voting rights if any pertaining to the
amount of Shares or other Deposited
Securities represented by their
respective American Depositary
Shares c an English version of any
materials or other documents
provided by the Company for the
purpose of enabling such Owner to
exercise such voting rights d a
statement setting forth the cut off
date established by the Depositary
for the receipt of the proxy and
voting instructions form the Receipt
Date and e a proxy and voting
instructions form the Voting Form
including a statement that
            i if the Voting Form is
signed and returned and if an
amendment is subsequently proposed
to a resolution with respect to which
the Owner voted in favor then  such
Owners votes will count as votes in
favor of the amended resolution
provided that such amendment is
recommended by the Board of
Directors
            ii if the Voting Form
is signed and returned but no
instructions are indicated in the
boxes for all or some of the
resolutions then such Owners votes
with respect to such resolutions will
be treated as a blank proxy pouvoir
en blanc for the purpose of article L.
225106 of the French Commercial
Code and such Owners votes will
count as votes in favor of such
resolutions provided that such
resolutions including any
amendments thereto are
recommended by the Board of
Directors
            iii if the Voting Form
is signed and returned by an Owner
and if new resolutions are proposed
after the mailing of the materials
listed hereunder then such Owners
votes will count as votes in favor of
such new resolutions provided that
such resolutions including any
amendments thereto are
recommended by the Board of
Directors and
            iv a Voting Form will
otherwise be voted in accordance
with applicable French law.
            Upon receipt by the
Depositary from an Owner of a
properly completed and signed
Voting Form or other written
instructions to which written
instructions the provisions of clauses
i to iv above inclusive shall apply on
or before the Receipt Date the
Depositary shall endeavor insofar as
practicable and permitted under any
applicable provisions of French law
the Companys statuts as amended
from time to time and the Deposited
Securities to vote or cause to be
voted the amount of Deposited
Securities represented by the
American Depositary Shares to
which that Voting Form or other
written instructions relate in
accordance with such Voting Form
or other written instructions or in
accordance with the statement under
e above.  The Depositary shall not
vote cause to vote or attempt to
exercise the right to vote that
attaches to such Shares or other
Deposited Securities other than in
accordance with properly completed
and signed Voting Forms or other
written instructions received from
the Owner or in accordance with the
statement under e above. Any Owner
completing and returning a Voting
Form to the extent such Owner is a
Beneficial Owner will be deemed to
represent that such Owner is a
nonresident of France within the
meaning of articles L. 2281 and seq.
of the French Commercial Code.
Any Beneficial Owner forwarding
instructions to an Owner will be
deemed to represent that such
Beneficial Owner is a nonresident of
France within the meaning of articles
L. 2281 and seq. of the French
Commercial Code.
            In the event that an
Owner transfers or surrenders as
described in Section 2.05 of the
Deposit Agreement the American
Depositary Share or Shares with
respect to which it has already sent
the Voting Form to the Depositary
such Owner shall notify the
Depositary of such transfer or
surrender before the Receipt Date as
defined under d hereabove. Upon
receipt of such a notice if the
Depositary has already forwarded
such Voting Form to the Custodian
the Depositary shall notify the
Custodian and request the Custodian
to take any practicable actions in
accordance with French law and the
Companys statuts to cancel the vote
or as the case may be to modify the
number of votes to be cast in respect
of such American Depositary Shares.
            In the event that an
Owner transfers American
Depositary Shares with respect to
which it has already sent a Voting
Form to the Depositary after the
Receipt Date the transferee of the
American Depositary Shares shall
not be entitled to give voting
instructions or to change or cancel
the voting instructions already given
by the transferor.
            In the event that an
Owner surrenders as described in
Section 2.05 of the Deposit
Agreement the American Depositary
Shares with respect to which it has
already sent a Voting Form to the
Depositary after the Receipt Date the
such person shall not be entitled to
change or cancel the voting
instructions already given by that
person.
17.	CHANGES AFFECTING
DEPOSITED SECURITIES.
            In circumstances
where the provisions of Section 4.03
of the Deposit Agreement do not
apply upon any change in nominal
value change in par value splitup
consolidation or any other
reclassification of Deposited
Securities or upon any
recapitalization reorganization
merger or consolidation or sale of
assets affecting the Company or to
which it is a party any securities
which shall be received by the
Depositary or a Custodian in
exchange for or in conversion of or
in respect of Deposited Securities
shall be treated as new Deposited
Securities under the Deposit
Agreement and American Depositary
Shares shall thenceforth represent in
addition to the existing Deposited
Securities the right to receive the
new Deposited Securities so received
in exchange or conversion unless
additional Receipts are delivered
pursuant to the following sentence.
In any such case the Depositary may
and shall if the Company shall so
request execute and deliver
additional Receipts as in the case of
a dividend in Shares or call for the
surrender of outstanding Receipts to
be exchanged for new Receipts
specifically describing such new
Deposited Securities.
18.	LIABILITY OF THE
COMPANY AND DEPOSITARY.
            Neither the
Depositary nor the Company nor any
of their respective directors
employees agents or affiliates shall
incur any liability to any Owner or
Beneficial Owner if by reason of any
provision of any present or future
law or regulation of the United States
or any other country or of any other
governmental or regulatory authority
or by reason of any provision present
or future of the statuts of the
Company or by reason of any
provision of any securities issued or
distributed by the Company or any
offering or distribution thereof or by
reason of any act of God or war or
terrorism or other circumstances
beyond its control the Depositary or
the Company or any of their
respective directors employees
agents or affiliates shall be prevented
delayed or forbidden from or be
subject to any civil or criminal
penalty on account of doing or
performing any act or thing which by
the terms of the Deposit Agreement
or Deposited Securities it is provided
shall be done or performed nor shall
the Depositary or the Company or
any of their respective directors
employees agents or affiliates incur
any liability to any Owner or
Beneficial Owner of a Receipt by
reason of any nonperformance or
delay caused as aforesaid in the
performance of any act or thing
which by the terms of the Deposit
Agreement it is provided shall or
may be done or performed or by
reason of any exercise of or failure to
exercise any discretion provided for
in the Deposit Agreement.  Where by
the terms of a distribution pursuant
to Section 4.01 4.02 or 4.03 of the
Deposit Agreement or an offering or
distribution pursuant to Section 4.04
of the Deposit Agreement or for any
other reason such distribution or
offering may not be made available
to Owners and the Depositary may
not dispose of such distribution or
offering on behalf of such Owners
and make the net proceeds available
to such Owners then the Depositary
shall not make such distribution or
offering and shall allow any rights if
applicable to lapse.  Neither the
Company nor the Depositary
assumes any obligation or shall be
subject to any liability under the
Deposit Agreement to Owners or
Beneficial Owners of Receipts
except that they agree to perform
their obligations specifically set forth
in the Deposit Agreement without
negligence or bad faith. The
Depositary shall not be subject to
any liability with respect to the
validity or worth of the Deposited
Securities. Neither the Depositary
nor the Company shall be under any
obligation to appear in or prosecute
any action suit or other proceeding in
respect of any Deposited Securities
or in respect of the American
Depositary Shares on behalf of any
Owner Beneficial Owner or other
person and the Custodian shall not be
under any obligation whatsoever
with respect to such proceedings the
responsibility of the Custodian being
solely to the Depositary. Neither the
Depositary nor the Company shall be
liable for any action or nonaction by
it in reliance upon the advice of or
information from legal counsel
accountants any person presenting
Shares for deposit any Owner or
Beneficial Owner of a Receipt or any
other person believed by it in good
faith to be competent to give such
advice or information. The
Depositary shall not be responsible
for any failure to carry out any
instructions to vote any of the
Deposited Securities or for the
manner in which any such vote is
cast or the effect of any such vote
provided that any such action or
nonaction is in good faith. The
Depositary shall not be liable for any
acts or omissions made by a
successor depositary whether in
connection with a previous act or
omission of the Depositary or in
connection with a matter arising
wholly after the removal or
resignation of the Depositary
provided that in connection with the
issue out of which such potential
liability arises the Depositary
performed its obligations without
negligence or bad faith while it acted
as Depositary. No disclaimer of
liability under the Securities Act of
1933 is intended by any provision of
the Deposit Agreement.
19.	RESIGNATION AND
REMOVAL OF THE
DEPOSITARY APPOINTMENT
OF SUCCESSOR CUSTODIAN.
            The Depositary may
at any time resign as Depositary by
written notice of its election so to do
delivered to the Company such
resignation to take effect upon the
appointment of a successor
depositary and its acceptance of such
appointment as provided in the
Deposit Agreement. The Depositary
may at any time be removed by the
Company by 90 days prior written
notice of such removal to become
effective upon the later of i the 90th
day after delivery of the notice to the
Depositary or ii the appointment of a
successor depositary and its
acceptance of such appointment as
provided in the Deposit Agreement.
Whenever the Depositary in its
discretion determines that it is in the
best interest of the Owners of
Receipts to do so it may appoint
upon written notice to the Company
20 days before such appointment
shall take effect if practicable a
substitute or additional custodian or
custodians.
20.	AMENDMENT.
            The form of the
Receipts and any provisions of the
Deposit Agreement may at any time
and from time to time be amended
by agreement between the Company
and the Depositary without the
consent of Owners or Beneficial
Owners in any respect which they
may deem necessary or desirable.
Any amendment which shall impose
or increase any fees or charges other
than taxes and other governmental
charges registration fees and cable
telex or facsimile transmission costs
delivery costs or other such expenses
or which shall otherwise prejudice
any substantial existing right of
Owners shall however not become
effective as to outstanding American
Depositary Shares until the
expiration of thirty days after notice
of such amendment shall have been
given to the Owners of outstanding
American Depositary Shares. Every
Owner and Beneficial Owner of
American Depositary Shares at the
time any amendment so becomes
effective shall be deemed by
continuing to hold such American
Depositary Shares or any interest
therein to consent and agree to such
amendment and to be bound by the
Deposit Agreement as amended
thereby. In no event shall any
amendment impair the right of the
Owner to surrender American
Depositary Shares and receive
therefor the Deposited Securities
represented thereby except in order
to comply with mandatory provisions
of applicable law.
21.	TERMINATION OF
DEPOSIT AGREEMENT.
            The Depositary at any
time at the direction of the Company
shall terminate the Deposit
Agreement by mailing notice of
termination to the Owners of all
American Depositary Shares then
outstanding at least 30 days prior to
the date fixed in such notice for such
termination. The Depositary may
likewise terminate the Deposit
Agreement by mailing notice of
termination to the Company and the
Owners of all American Depositary
Shares then outstanding if at least 60
days have passed since the
Depositary delivered to the Company
a written notice of its election to
resign and a successor depositary has
not been appointed and accepted its
appointment as provided in the
Deposit Agreement. On and after the
date of termination the Owner of
American Depositary Shares will
upon a surrender of such American
Depositary Shares b payment of the
fee of the Depositary for the
surrender of American Depositary
Shares referred to in Section 2.05 of
the Deposit Agreement and c
payment of any applicable taxes or
governmental charges be entitled to
delivery to him or upon his order of
the amount of Deposited Securities
represented by those American
Depositary Shares. If any American
Depositary Shares shall remain
outstanding after the date of
termination the Depositary thereafter
shall discontinue the registration of
transfers of American Depositary
Shares shall suspend the distribution
of dividends to the Owners thereof
and shall not give any further notices
or perform any further acts under the
Deposit Agreement except that the
Depositary shall continue to collect
dividends and other distributions
pertaining to Deposited Securities
shall sell rights and other property as
provided in the Deposit Agreement
and shall continue to deliver
Deposited Securities together with
any dividends or other distributions
received with respect thereto and the
net proceeds of the sale of any rights
or other property in exchange for
American Depositary Shares
surrendered to the Depositary after
deducting in each case the fee of the
Depositary for the surrender of
American Depositary Shares any
expenses for the account of the
Owner of such American Depositary
Shares in accordance with the terms
and conditions of the Deposit
Agreement and any applicable taxes
or governmental charges.  At any
time after the expiration of one year
from the date of termination the
Depositary may sell the Deposited
Securities then held under the
Deposit Agreement and may
thereafter hold uninvested the net
proceeds of any such sale together
with any other cash then held by it
thereunder unsegregated and without
liability for interest for the pro rata
benefit of the Owners of Receipts
which have not theretofore been
surrendered such Owners thereupon
becoming general creditors of the
Depositary with respect to such net
proceeds.  After making such sale
the Depositary shall be discharged
from all obligations under the
Deposit Agreement except to
account for such net proceeds and
other cash after deducting in each
case the fee of the Depositary for the
surrender of a Receipt any expenses
for the account of the Owner of such
Receipt in accordance with the terms
and conditions of the Deposit
Agreement and any applicable taxes
or governmental charges.  Upon the
termination of the Deposit
Agreement the Company shall be
discharged from all obligations under
the Deposit Agreement except for its
obligations to the Depositary with
respect to indemnification charges
and expenses.
22.	DTC DIRECT
REGISTRATION
SYSTEM AND PROFILE
MODIFICATION
SYSTEM
            (a)	Notwithstanding
the provisions of Section 2.04 of the
Deposit Agreement the parties
acknowledge that the Direct
Registration System DRS and Profile
Modification System Profile shall
apply to uncertificated American
Depositary Shares upon acceptance
thereof to DRS by DTC.  DRS is the
system administered by DTC
pursuant to which the Depositary
may register the ownership of
uncertificated American Depositary
Shares which ownership shall be
evidenced by periodic statements
issued by the Depositary to the
Owners entitled thereto.  Profile is a
required feature of DRS which
allows a DTC participant claiming to
act on behalf of the Owner of
uncertificated American Depositary
Shares to direct the Depositary to
register a transfer of those American
Depositary Shares to DTC or its
nominee and to deliver those
American Depositary Shares to the
DTC account of that DTC participant
without receipt by the Depositary of
prior authorization from the Owner
to register such transfer.
            (b)	Upon issuance of
American Depositary Shares in DRS
the American Depositary Shares of
each Owner will be registered in the
name of each such Owner.  Each
Owner will be given the option of i
receiving a Receipt evidencing its
American Depositary Shares ii
transferring such American
Depositary Shares to a DTC
participant designated by the Owner
of such American Depositary Shares
which designation shall be
unanimous if there is more than one
Owner of the same American
Depositary Shares or iii maintaining
its American Depositary Shares in
DRS.  Interchanges of certificated
and uncertificated American
Depositary Shares shall be effected
pursuant to the terms of Section 2.04
of the Deposit Agreement.
            (c)	In connection with
and in accordance with the
arrangements and procedures
relating to DRSProfile the parties
understand that the Depositary will
not verify determine or otherwise
ascertain that the DTC participant
which is claiming to be acting on
behalf of an Owner in requesting
registration of transfer and delivery
described in subsection a has the
actual authority to act on behalf of
the Owner.  The Company and each
Owner agree that the Depositary
shall have no liability for relying
upon the authority of and
information in nor for complying
with directions from a DTC
participant as set forth above.  The
Company shall indemnify and hold
harmless the Depositary from and
against any liability expense damage
loss and judgment arising from or
related to the foregoing including
reasonable attorneys fees and
expenses and expenses arising from
or connected with the enforcement of
this provision.  For the avoidance of
doubt i the Depositary shall be fully
protected by the foregoing limitation
of liability and indemnification with
respect to reliance upon and
compliance with instructions from
the DTC participant even if the
Depositarys reliance on and
compliance with such instructions is
determined by a final nonappealable
order or judgment of a court of
competent jurisdiction to constitute
negligence willful misconduct
breach of any duty owed by the
Depositary to such Owner or
violation of any law and ii the
forgoing shall not apply to the
manner in which the Depositary
carries out actual transfer of the
American Depositary Shares which
are the subject of the DTC
participants instruction which
transfer shall continue to be
governed by the other applicable
terms of this Deposit Agreement.  By
way of example and not by way of
limitation if a court of competent
jurisdiction determines that the
transfer of American Depositary
Shares pursuant to a DTC
participants instruction without
obtaining prior authorization from
the Owner constitutes negligence the
Depositary will nevertheless be
protected under this subparagraph b
on the other hand in carrying out
such instructions if the Depositary
transfers American Depositary
Shares from the wrong account or to
the wrong DTC participant the
obligation to indemnify the
Depositary shall be determined in
accordance with Sections 5.03 and
5.08 of the Deposit Agreement.
23.	REQUIREMENTS FOR
HOLDINGS EXCEEDING
CERTAIN PERCENTAGES

            Any Beneficial
Owner acting alone or in concert
with others that becomes the holder
directly or indirectly of more than
certain percentages provided by
French law and regulations and by
the statuts of the Company as
amended from time to time of
Deposited Securities or voting rights
of the Company or that increases or
decreases its holding of Deposited
Securities or voting rights above or
below any of those percentages is
required to notify in compliance with
French law and regulations and with
the statuts of the Company as
amended from time to time the
Company and the French securities
regulator Autorite des marches
financiers of the number of
Deposited Securities and voting
rights it holds.